UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2022

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described under Item 5.07 of this Current Report, on May 19, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Terex Corporation (the “Company”), the Company’s stockholders approved an amendment to the Terex Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) that extends the date that matching contributions may be made under the plan until March 2, 2032.

The Deferred Compensation Plan allows plan participants to defer up to (i) 20% of his/her salary, (ii) 100% of his/her bonus, and (iii) 100% of his/her director fees. The plan participant’s deferrals may be invested in shares of the Company’s common stock or in a bond index. The Company makes a contribution of 25% of the plan participant’s salary and bonus that is deferred into shares of the Company’s common stock. The Company does not make a contribution with respect to any deferrals into the bond index or any deferrals by any directors. A description of the material terms of the plan is set forth in Proposal 3, under the heading “Approval of an Amendment to the Terex Corporation Deferred Compensation Plan” in the Proxy Statement, which description is hereby incorporated by reference into this Item 5.02(e). The foregoing description of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting was held on May 19, 2022.

(b) At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, John L. Garrison, Thomas J. Hansen, Sandie O’Connor, Christopher Rossi, Andra Rush and David A. Sachs to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote the compensation of the Company’s named executive officers, (iii) approved an amendment to the Deferred Compensation Plan, and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	54,683,221	3,606,400	60,575	4,870,520
Donald DeFosset	54,549,232	3,740,535	60,429	4,870,520
John L. Garrison	54,261,822	3,824,656	263,718	4,870,520
Thomas J. Hansen	54,940,830	3,347,713	61,653	4,870,520
Sandie O’Connor	58,188,690	109,233	52,273	4,870,520
Christopher Rossi	56,092,573	2,197,641	59,982	4,870,520
Andra Rush	58,162,743	128,153	59,300	4,870,520
David A. Sachs	52,209,033	6,089,204	51,959	4,870,520

	For	Against	Abstain	Broker Non-Votes

Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	56,225,855	2,037,988	86,353	4,870,520
Proposal 3: Amendment to the Terex Corporation Deferred Compensation Plan	57,329,675	939,187	81,334	4,870,520
Proposal 4: Ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company for 2022	63,003,301	153,518	63,897	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Terex Corporation Amended and Restated Deferred Compensation Plan
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President,
Secretary and General
Counsel